                                                                    EXHIBIT 99-A

                             LETTER OF TRANSMITTAL

                                DANA CORPORATION

                               OFFER TO EXCHANGE

              All Outstanding 9% Dollar-Denominated Notes Due 2011
                        ($575,000,000 Principal Amount)

                                      for

                      9% Dollar-Denominated Notes Due 2011
                        ($575,000,000 Principal Amount)
          Which have been Registered under the Securities Act of 1933

                                      and

               All Outstanding 9% Euro-Denominated Notes Due 2011
                        (E200,000,000 Principal Amount)

                                      for

                       9% Euro-Denominated Notes Due 2011
                        (E200,000,000 Principal Amount)
          Which have been Registered under the Securities Act of 1933

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
     NEW YORK CITY TIME, ON           , 2002, UNLESS THE OFFER IS EXTENDED

                 The Exchange Agent for the Exchange Offer is:

                                 CITIBANK, N.A.

 By Registered or Certified Mail:             By Facsimile             By Overnight Courier or By Hand:
          Citibank, N.A.            (for Eligible Institution Only):            Citibank, N.A.
          P.O. Box 18055           For callers outside of the United          5 Carmelite Street
        5 Carmelite Street            Kingdom -- +44 20 7508 3866                   London
              London                 For callers within the United                 EC4Y 0PA
             EC4Y 0PA                   Kingdom -- 020 7508 3866                United Kingdom
          United Kingdom                 Confirm by Telephone:           Attention: Agency and Trust
   Attention: Agency and Trust     For callers outside of the United          -- Debt Exchanges
        -- Debt Exchanges             Kingdom -- +44 20 7508 3867        Reference: Dana Corporation
   Reference: Dana Corporation       For callers within the United
                                        Kingdom -- 020 7508 3867

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt of the Prospectus dated
          , 2002 (the "Prospectus") of Dana Corporation, a Virginia corporation (the "Company"), and this Letter of Transmittal (this "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange each $1,000 in principal amount of its 9% dollar-denominated Notes due 2011 and each E1,000 principal amount of its 9% euro-denominated Notes due 2011 (collectively, the "Exchange Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 9% dollar-denominated Notes due 2011 and for each E1,000 principal amount of its outstanding 9% euro-denominated Notes due 2011 (collectively, the "Outstanding Notes"), respectively. The term "Expiration
Date" shall mean 5:00 p.m., New York City time, on           , 2002, unless the
Company, in its reasonable judgment, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended.

     Because all of the Outstanding Notes are held in book-entry accounts maintained by the Exchange Agent at The Depository Trust Company ("DTC"), Euroclear or Clearstream, Luxembourg ("Clearstream"), the Letter of Transmittal need not be manually executed; provided, however, that tenders of Outstanding Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP") or by Euroclear or Clearstream, as the case may be. To tender outstanding notes in this manner, the electronic instructions sent to DTC, Euroclear or Clearstream and transmitted to the Exchange Agent must contain your acknowledgement of receipt of and your agreement to be bound by and to make all of the representations in the Letter of Transmittal. In all other cases, a Letter of Transmittal must be manually executed and delivered as described herein.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, certificate or registration numbers and principal amounts should be listed on a separately signed schedule affixed hereto.

----------------------------------------------------------------------------------------------------------------------------------
                               DESCRIPTION OF 9% DOLLAR-DENOMINATED NOTES DUE 2011 TENDERED HEREBY
----------------------------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF
  REGISTERED OUTSTANDING NOTE                                       AGGREGATE PRINCIPAL AMOUNT
           HOLDER(S)                     CERTIFICATE OR             REPRESENTED BY OUTSTANDING
       (PLEASE FILL IN)              REGISTRATION NUMBER(S)*                  NOTES*                 PRINCIPAL AMOUNT TENDERED**
----------------------------------------------------------------------------------------------------------------------------------

                                  ----------------------------------------------------------------------------------------------

                                  ----------------------------------------------------------------------------------------------

                                  ----------------------------------------------------------------------------------------------

                                  ----------------------------------------------------------------------------------------------

                                  ----------------------------------------------------------------------------------------------

                                  ----------------------------------------------------------------------------------------------
                                              TOTAL
----------------------------------------------------------------------------------------------------------------------------------
  *  Need not be completed by Holders tendering by book-entry transfer.
  ** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. All tenders must be in integral multiples of $1,000 for dollar-denominated Notes.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                DESCRIPTION OF 9% EURO-DENOMINATED NOTES DUE 2011 TENDERED HEREBY
----------------------------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF
  REGISTERED OUTSTANDING NOTE                                       AGGREGATE PRINCIPAL AMOUNT
           HOLDER(S)               CERTIFICATE OR REGISTRATION      REPRESENTED BY OUTSTANDING
       (PLEASE FILL IN)                    NUMBER(S)*                         NOTES*                 PRINCIPAL AMOUNT TENDERED**
----------------------------------------------------------------------------------------------------------------------------------

                                  ----------------------------------------------------------------------------------------------

                                  ----------------------------------------------------------------------------------------------

                                  ----------------------------------------------------------------------------------------------

                                  ----------------------------------------------------------------------------------------------

                                  ----------------------------------------------------------------------------------------------

                                  ----------------------------------------------------------------------------------------------
                                              TOTAL
----------------------------------------------------------------------------------------------------------------------------------
  *  Need not be completed by Holders tendering by book-entry transfer.
  ** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. All tenders must be in integral multiples of E1,000 for euro-denominated Notes.
----------------------------------------------------------------------------------------------------------------------------------

    This letter of Transmittal is to be used (i) if certificates for Outstanding Notes are to be forwarded herewith or (ii) tender of dollar-denominated Outstanding Notes is to be made according to the guaranteed delivery procedures described in the prospectus under the caption "The Exchange
    Offer -- Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

    The term "Holder" with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

[ ] CHECK HERE IF TENDERED DOLLAR-DENOMINATED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC OR EURO-DENOMINATED OUTSTANDING NOTES ARE BEING TENDERED BY CONFIRMATION OF BLOCKING INSTRUCTIONS IN ACCORDANCE WITH THE STANDARD OPERATING PROCEDURES OF EUROCLEAR OR CLEARSTREAM, AS APPLICABLE, AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
    ----------------------------------------------------------------------------

    Account Number
    ----------------------------------------------------------------------------

    Transaction Code Number
    ----------------------------------------------------------------------------

    Holders whose dollar-denominated Outstanding Notes are not immediately available or who cannot deliver their dollar-denominated Outstanding Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their dollar-denominated Outstanding Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

[ ] CHECK HERE IF TENDERED DOLLAR-DENOMINATED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE
     FOLLOWING:

    Name of Registered Holder(s)
    ----------------------------------------------------------------------------

    Name of Eligible Institution that Guaranteed Delivery
    -------------------------------------------------------------------

    If delivery by book-entry transfer:

    Account Number
    ----------------------------------------------------------------------------

    Transaction Code Number
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
     THERETO:

    Name
    ----------------------------------------------------------------------------

    Address
    ----------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Outstanding Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocable constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

     The undersigned represents to the Company that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, and (ii) neither the undersigned nor any such other person is engaged or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution of such Exchange Notes. If the undersigned or the person receiving the Exchange Notes covered hereby is a broker-dealer that is receiving the Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledges that, if they are participating in the Exchange Offer for the purposes of distributing the Exchange Notes, (i) they must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the Exchange Notes covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that such Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

     The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by a book-entry transfer facility.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "Exchange Offer -- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date.

     Unless otherwise indicated in the box entitled "Special Registration Instruction" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Outstanding Notes, and any Outstanding Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if an

Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Outstanding Notes are surrendered by Holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signatures(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 2).

          ------------------------------------------------------------

                       SPECIAL REGISTRATION INSTRUCTIONS

        To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the undersigned.

   Name:
   ----------------------------------------------------

   Address:
   --------------------------------------------------

   ------------------------------------------------------------

   Book-Entry Transfer Facility Account:

   ------------------------------------------------------------

   Employer Identification or Social Security Number:

   ------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS

        To be completed ONLY if the Exchange Notes are to be sent to someone other than the undersigned, or the undersigned at an address other than that shown under "Description of 9% Dollar-Denominated Notes due 2011 Tendered Hereby" or "Description of 9% Euro-Denominated Notes due 2011 Tendered Hereby."

   Name:
   ----------------------------------------------------

   Address:
   --------------------------------------------------

   ------------------------------------------------------------

   Employer Identification or Social Security Number:

   ------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

          ------------------------------------------------------------

              REGISTERED HOLDER(S) OF OUTSTANDING NOTES SIGN HERE
               (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Outstanding Notes or on a security position listing as the owner of the Outstanding Notes or by person(s) authorized to become registered holders(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information (please print or type):

----------------------------------------------                    SIGNATURE GUARANTEE
        Name and Capacity (full title)                     (If Required -- See Instruction 4)
----------------------------------------------       ----------------------------------------------
----------------------------------------------              (Signature of Representative of
----------------------------------------------                    Signature Guarantor)
         Address (including zip code)                ----------------------------------------------
----------------------------------------------                      (Name and Title)
       (Area Code and Telephone Number)              ----------------------------------------------
----------------------------------------------                       (Name of Plan)
      (Taxpayer Identification or Social             ----------------------------------------------
                Security No.)                               (Area Code and Telephone Number)
                Dated: , 2002                                        Dated: , 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                                  PAYOR'S NAME: DANA CORPORATION
-----------------------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                            PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT
 FORM W-9                              RIGHT AND CERTIFY BY SIGNING AND DATING BELOW        Social Security Number
                                                                                            ---------------------------------
                                                                                            OR
                                                                                            ---------------------------------
                                                                                            Employer Identification Number
                                      ------------------------------------------------------------------------------------------
                                       PART 2 -- CERTIFICATION -- Under Penalties of Perjury, I certify that:
                                       (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
                                       (2) I am not subject to backup withholding because (a) I am exempt from backup withholding,
                                       (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding, as a result of a failure to report all interest or dividends, or (c)
                                           the IRS has notified me that I am no longer subject to backup withholding.
                                      ------------------------------------------------------------------------------------------

                                       CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on
 PAYER'S REQUEST FOR                   your tax return. However, if after being notified by the IRS that you PART 3 --
 TAXPAYER IDENTIFICATION               are subject to backup withholding, you received another notification
 NUMBER ("TIN")                        from the IRS that you are no longer subject to backup withholding, do
                                       not cross out such item (2).                                          Awaiting TIN [ ]
                                       Signature ----------------------------------  Date
                                       ------------- , 2002
                                      -------------------------------------------------------------------
                                       Name (Please Print)
-----------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                              BOX IN PART 3 OF FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I have not provided a taxpayer identification number, 31% of all reportable payments made to me will be withheld until I provide a number.

-----------------------------------------------    ----------------------------------------------- , 2002
Signature                                          Date
-----------------------------------------------
  Name (Please Print)

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING NOTES. All physically delivered Outstanding Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Outstanding Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to expiration of the Exchange Offer (the "Expiration Date"). The method of delivery of this Letter of Transmittal, the Outstanding Notes and any other required documents is at the election and risk of the Holder, and except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof) or otherwise complying with the tender procedures set forth in the Prospectus, shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

     Delivery to an address other than as set forth herein, or instruction via a facsimile number other than the one set forth herein, will not constitute a valid delivery.

     2. GUARANTEED DELIVERY PROCEDURES. Guarantee of delivery procedures are only applicable to the dollar-denominated Outstanding Notes, not the euro-denominated Outstanding Notes. Holders who wish to tender their dollar-denominated Outstanding Notes, but whose dollar-denominated Outstanding Notes are not immediately available and thus cannot deliver their dollar-denominated Outstanding Notes, the Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

          (a) the tender if made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange act (an "Eligible Institution");

          (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the registration number(s) of such dollar-denominated Outstanding Notes and the principal amount of dollar-denominated Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the dollar-denominated Outstanding Notes (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account at DTC) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

          (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as tendered dollar-denominated Outstanding Notes in proper form for transfer (or a confirmation of book-entry transfer of such dollar-denominated Outstanding Notes into the Exchange Agent's account at DTC) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

     Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their dollar-denominated Outstanding Notes according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender dollar-denominated Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such dollar-denominated Outstanding Notes prior to the Expiration Date. Failure to comply with the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

     3. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" in the box entitled "Description of 9% Dollar-Denominated Notes due 2011 Tendered Hereby." A newly issued Outstanding Note for the principal amount of Outstanding Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

     Outstanding Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Outstanding Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent or the Holder must otherwise comply with the withdrawal procedures of DTC or Euroclear or Clearstream, as described in the Prospectus. Any such notice of withdrawal must (i) specify the name of the person having deposited the Outstanding Notes to be withdrawn (the "Depositor"), (ii) identify the Outstanding Notes to be withdrawn (including the registration number(s) and principal amount of such Outstanding Notes, or, in the case of Outstanding Notes transferred by book-entry transfer, the name and number of the account at DTC, to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes into the name of the person withdrawing the tender and
(iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly retendered. Any Outstanding Notes which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

     4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC or Euroclear or Clearstream, the signature must correspond with the name as it appears on the security position listing as the owner of the Outstanding Notes.

     If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

     Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Outstanding Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Deliver Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by the registered Holder or Holders of Outstanding Notes (which term, for the purposes described herein, shall include a participant in DTC or Euroclear or Clearstream whose name appears on a security position listing as the owner of the Outstanding Notes) listed and tendered hereby, no endorsements of the tendered Outstanding Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Outstanding Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Outstanding Notes, and, with respect to a participant in DTC or Euroclear or Clearstream, whose name appear(s) on a security position listing as the owner of the Outstanding Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Outstanding Notes or bond power guaranteed by an Eligible Institution (except where the Outstanding Notes are tendered for the account of an Eligible Institution).

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     5. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box, the name and address (or account at DTC or Euroclear or Clearstream, as applicable) in which the Exchange Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

     If no instruction are given, the Exchange Notes (and any Outstanding Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Outstanding Notes or deposited at such Holder's account at DTC or Euroclear or Clearstream, as applicable.

     6. TRANSFER TAXES. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be collected from the tendering Holder by the Exchange Agent.

     Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

     7. WAIVER OF CONDITIONS. The Company reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     8. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES. Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above.

     10. VALIDITY AND FORM. All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Outstanding Notes and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder as soon as practicable following the Expiration Date.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Holder tendering Outstanding Notes is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 above. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering

Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such Holder with respect to tendered Outstanding Notes may be subject to backup withholding.

     Certain Holders (including, among others, all U.S. domestic corporations and certain non-U.S. individuals and non-U.S. entities) are not subject to these backup withholding and reporting requirements. A United States Holder who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9 should execute the certification following such Part 2. Non-United States Holders must submit a properly completed IRS Form W-8BEN or similar form to avoid backup withholding. IRS Form W-8BEN or such similar form may be obtained by contacting the Exchange Agent at the address on the face of this Letter of Transmittal.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     PURPOSE OF SUBSTITUTE FORM W-9. To prevent backup withholding on payments that are made to a Holder with respect to Outstanding Notes tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that
(i) such Holder is exempt, (ii) such Holder has not been notified by the IRS that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the IRS has notified such Holder that he or she is no longer subject to backup withholding.

     WHAT NUMBER TO GIVE THE EXCHANGE AGENT. Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Notes. If Outstanding Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on IRS Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

     CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER. If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "APPLIED FOR" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

     IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with Outstanding Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYOR. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------
                                              GIVE THE
                                           SOCIAL SECURITY
       FOR THIS TYPE OF ACCOUNT:            NUMBER OF --
------------------------------------------------------------
 1.  An individual's account             The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, the
                                         first individual on
                                         the account(1)
 3.  Husband and wife (joint account)    The actual owner of
                                         the account or, if
                                         joint funds, either
                                         person(1)
 4.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint account)     The adult or, if
                                         the minor is the
                                         only contributor,
                                         the minor(1)
 6.  Account in the name of guardian or  The ward, minor, or
     committee for a designated ward,    incompetent
     minor, or incompetent person        person(3)
 7.  a. The usual revocable savings      The grantor-
        trust account (grantor is also   trustee(1)
        a trustee)
     b. So-called trust account that is  The actual owner(1)
        not a legal or valid trust
        under State law
 8.  Sole proprietorship account         The owner(4)
------------------------------------------------------------

------------------------------------------------------------
                                          GIVE THE EMPLOYER
                                           IDENTIFICATION
       FOR THIS TYPE OF ACCOUNT:            NUMBER OF --
------------------------------------------------------------
 9.  A valid trust, estate or pension    Legal entity (Do
     trust                               not furnish the
                                         identifying number
                                         of the personal
                                         representative or
                                         trustee unless the
                                         legal entity itself
                                         is not designated
                                         in the account
                                         title)(5)
10.  Corporate account                   The corporation
11.  Religious, charitable or            The organization
     educational organization account
12.  Partnership account held in the     The partnership
     name of the business
13.  Association, club or other tax-     The organization
     exempt organization
14.  A broker or registered nominee      The broker or
                                         nominee
15.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school district
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's Social Security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's Social Security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.
PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on payments include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency, or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a).
  - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank issue.
  Payments of dividends and patronage dividends not generally subject to backup withholding including the following:
  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  - Section 404(k) payments made by an ESOP.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  - Payments described in section 6049(b)(5) to non-resident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
  - Mortgage interest paid to you.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FORM, AND RETURN IT TO THE PAYER. ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE. -- Section 6019 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

 FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE
                                    SERVICE.